SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box: |_| Preliminary Proxy Statement |_| Confidential, for Use of the Commission Only (as permitted by
    Rule  14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            SELIGMAN PORTFOLIOS, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:
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|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

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


                  SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
           SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
             SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
                                       OF
                            SELIGMAN PORTFOLIOS, INC.
                    100 Park Avenue, New York, New York 10017
                       Toll-Free Telephone: (800) 221-7844
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 30, 1998

To the Shareholders:
  A  Special  Meeting  of  Shareholders   (the  "Meeting")  of  the  above-named
Portfolios  (the  "Portfolios")  of  Seligman   Portfolios,   Inc.,  a  Maryland
corporation (the "Fund"), will be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on June 30, 1998 at 10:00 A.M., for the following purposes:
    (1) To approve or disapprove new Subadvisory Agreements for the Portfo-lios between J. & W. Seligman & Co. Incorporated (the "Manager") and Seligman Henderson Co., such agreements to be identical to the prior subadvisory agreements in all respects except as to their commence-ment dates and termination dates;
    (2) To approve or disapprove a new Subadvisory Agreement with respect to each of the Portfolios (each of such four portfolios, a "Portfolio") between the Manager and Henderson Investment Management Limited, such agreement to become effective upon termination of the Subadvisory Agreements referred to in proposal (1); and
    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof;
all as set forth in the Proxy Statement accompanying this Notice.
  The approval of Proposals 1 and 2 by the shareholders of a Portfolio will not result in any increase in the aggregate fees payable by the Portfolio.
  The close of business on April 30, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                           By order of the Board of
                                            Directors,

                                              /s/  Frank J. Nasta
                                                  Secretary

Dated: New York, New York, May 18, 1998

                                 ------------

           YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOIDTHE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO
                                  THE MEETING.

                                                                    May 18, 1998

                  SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
           SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
             SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
                                       OF
                            SELIGMAN PORTFOLIOS, INC.

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                 PROXY STATEMENT

                                     FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 1998

  This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Portfolios, Inc. (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the above-named Portfolios to be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on June 30, 1998.

  The Fund offers fourteen separate portfolios, each of which is a separate pool of assets constituting, in effect, a separate fund with its own investment objectives and policies. This Proxy Statement, however, relates to only the following four portfolios: Seligman Henderson International Portfolio (the
"International Portfolio"), Seligman Henderson Global Growth Opportunities Portfolio (the "Global Growth Opportunities Portfolio"), Seligman Henderson Global Smaller Companies Portfolio (the "Global Smaller Companies Portfolio"), and Seligman Henderson Global Technology Portfolio (the "Global Technology Portfolio"). These four portfolios are referred to herein as "Portfolios."

  This Proxy Statement relates to two proposals: (i) the approval of new Subadvisory Agreements for each Portfolio between J. & W. Seligman & Co. In-corporated (the "Manager") and Seligman Henderson Co. and (ii) the approval of a new Subadvisory Agreement with respect to each Portfolio between the Manager and Henderson Investment Management Limited. Proposals 1 and 2 will be voted upon separately with respect to each Portfolio by the shareholders of such Portfolio.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, the shares over which you exercise voting power will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the approval of new Subadvisory Agreements for each Portfolio between the Manager and Seligman Henderson Co. and (ii) for the approval of a new Subadvisory Agreement with respect to each Portfolio between the Manager and Henderson Investment Management Limited (which arrangements will involve no change in the aggregate fees payable by any Portfolio) and, at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Fund (Attention: the Secretary) or by notice at the Meeting at any time prior to the time it is voted.

  The close of business on April 30, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, each Portfolio had outstanding and entitled to vote the number of shares of capital stock set forth below:

PORTFOLIOS                                                              SHARES
---------------------------------------------------------------------- ---------
Seligman Henderson International Portfolio............................   677,816
Seligman Henderson Global Growth Opportunities Portfolio..............   563,512
Seligman Henderson Global Smaller Companies Portfolio................. 1,558,148
Seligman Henderson Global Technology Portfolio........................   385,621

  Each share of a Portfolio outstanding on the record date will be entitled to one vote at the Meeting. For all matters on which a vote of a majority of the shares outstanding and entitled to vote is required (proposals 1 and 2), an abstention will have the same effect as a vote against the proposal. Abstentions will be counted for purposes of determining whether a quorum is represented and, with respect to Proposals 1 and 2, whether a "majority of the outstanding voting securities" of each Portfolio is represented at the Meeting.

  In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any management proposal are not received by June 30, 1998, the persons named as proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such management proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by proxies indicating a vote against a management proposal will be voted against adjournment in respect of that proposal.

  Except for shares issued to affiliates of J. & W. Seligman & Co. Incorporated (the "Manager"), the shareholders of the Portfolios are Canada Life of America Variable Annuity Account 2 ("CLAVA 2"), Canada Life of America Annuity Account 2 ("CLAAA 2"), Canada

Life of America Annuity Account 3 ("CLAAA 3") and Canada Life of New York Variable Annuity Account 2 ("CLNYVA 2"), each of which is a separate account of either Canada Life Insurance Company of America or Canada Life Insurance Company of New York.

  CLAVA 2 and CLNYVA 2 are each separate accounts that fund variable annuity contracts which invest in the Fund and, in accordance with current policies of the Securities and Exchange Commission, voting power over the Fund's shares with respect to such contracts will be exercisable by the owners of such contracts
(the "Contract Owners"). The number of shares of each Portfolio that a particular Contract Owner will be entitled to vote will generally be determined by dividing the value of his interest in each sub-account of the specific contract by the net asset value per share of the appropriate Portfolio.

  CLAAA 2 and CLAAA 3 are each unregistered separate accounts that fund pension plan contracts. Each separate account invests in the Fund. The trustees of the individual pension plans (the "Plan Trustees") have the authority to vote the shares held in their respective plans.

  Fund shares held by an account for which no voting instructions are received will be voted on each matter in the same proportion as such shares in that sub-account for which voting instructions are received.

  The Fund is managed by the Manager. Seligman Henderson Co. (the "Subadviser") supervises and directs the non-U.S. investments of the Portfolios. The Fund's distributor (principal underwriter) is Seligman Financial Services, Inc. The address of each of these entities is 100 Park Avenue, New York, New York 10017. The address of Canada Life Insurance Company of America is 6201 Powers Ferry Road, NW, Atlanta, GA 30339 ((800) 333-2542). The address of Canada Life Insurance Company of New York is 500 Mamaroneck Avenue, Harri- son, NY 10528 ((914) 835-8400). The Fund will furnish, without charge, copies of its most recent annual report and semi-annual report to any shareholder upon request to the Fund at (800) 221-7844.

  It is expected that the Notice of Special Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about May 18, 1998.

                  A. APPROVAL OF NEW SUBADVISORY ARRANGEMENTS

                 (Proposal 1--Interim Subadvisory Agreements)
                 (Proposal 2--Proposed Subadvisory Agreement)

GENERAL

  Original Subadvisory Agreements. Pursuant to Management Agreements between the Manager and the Fund, on behalf of its several Portfolios, the Manager administers the business and other affairs of the Fund. Seligman Henderson Co. serves as Subadviser to the Portfolios pursuant to subadvisory agreements between the Manager and the Subadviser, which provide that the Subadviser will supervise and direct the Portfolios' global investments in accordance with each Portfolio's investment objective, policies and restrictions. As explained below, the original subadvisory agreements for each Portfolio (collectively, the "Original Subadvisory Agreements") terminated in accordance with their terms on March 30, 1998, and the Manager and the Subadviser entered into new subadvisory agreements that are identical to the Original Subadvisory Agreements in all respects except as to their commencement dates and termination dates (collectively, the "Interim Subadvisory Agreements"). Fees under the Original Subadvisory Agreements were paid, and fees under the Interim Subadvisory Agreements are paid, directly by the Manager from its management fee and do not affect the fees paid by the Portfolios of the Fund.

  The Subadviser was founded in 1991 as a general partnership between the Manager and Henderson International, Inc., each partner owning equal 50% interests in the joint venture. Henderson International, Inc., whose principal address is 3 Finsbury Avenue, London EC2M 2PA, England, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation ("Henderson") located at the same address. The Subadviser is headquartered in New York and was created to provide international and global investment management services to institutional and individual investors and investment companies in the United States.

  The Subadviser currently serves as subadviser for investment portfolios of another investment company managed by the Manager. A table setting forth the net assets of those investment companies for which the Subadviser currently serves as subadviser, and which have investment objectives similar to those of the indicated Portfolios of the Fund, and the subadvisory fee rates paid by such companies, is attached as Exhibit C to this Proxy Statement. The aggregate net assets managed by the Subadviser were approximately $3.6 billion at March 31, 1998, including $45.8 million of the Fund's net assets.

  The Original Subadvisory Agreement relating to the International Portfolio was dated May 1, 1993; the Original Subadvisory Agreement relating to the Global Smaller Companies Portfolio was dated October 1, 1994; and the Original Subadvisory Agreement relating to the Global Growth

Opportunities Portfolio and the Global Technology Portfolio was dated May 1, 1996. The Board of Directors of the Fund approved the Original Subadvisory Agreement relating to the International Portfolio on March 18, 1993; relating to the Global Smaller Companies Portfolio on July 21, 1994; and relating to the Global Growth Opportunities Portfolio and the Global Technology Portfolio on March 21, 1996. The Original Subadvisory Agreement was approved by the sole shareholder of the International Portfolio on April 30, 1993; by the sole shareholder of Global Smaller Companies Portfolio on October 3, 1994; by the sole shareholder of the Global Growth Opportunities Portfolio on April 26, 1996; and by the sole shareholder of the Global Technology Portfolio on April 26, 1996. The Original Subadvisory Agreements were not submitted to a vote of the shareholders of the Fund subsequent to their initial approvals in respect of each Portfolio.

  The AMP Transaction. On February 3, 1998, the boards of directors of AMP Limited ("AMP"), an Australian life insurance and financial services company, and Henderson announced that they had reached agreement on the terms of a recommended cash offer by a subsidiary of AMP for all of the issued share capital of Henderson. The acquisition of Henderson by AMP (the "Acquisition") was completed on March 30, 1998. Under the Investment Company Act of 1940 (the "1940 Act"), AMP is deemed to "control" Henderson because it owns more than 25% of Henderson's outstanding voting securities.

  The Acquisition may be deemed to have resulted in a change of control of the Subadviser, because a wholly owned subsidiary of Henderson is one of the two general partners of the Subadviser. Such a change of control would constitute an "assignment," and thus the termination in accordance with its terms, of each of the Original Subadvisory Agreements. March 30, 1998, the date of such assignment, is referred to herein as the "Assignment Date."

  Interim Subadvisory Agreements. On March 19, 1998, the Board of Directors of the Fund unanimously approved the Interim Subadvisory Agreements, each of which is identical to the corresponding Original Subadvisory Agreement except as to its commencement date and its termination date, and recommended approval of such Agreements by the shareholders of each Portfolio. The factors considered by the Board of Directors in approving the Interim Subadvisory Agreements are described below under "Factors Considered by the Board of Directors." The Interim Subadvisory Agreements took effect (subject to approval by the shareholders) on the Assignment Date and will continue in effect until the Restructuring Date (as defined below) (subject to approval by the shareholders of Proposal 2). The period from the Assignment Date to the Restructuring Date is referred to as the "Interim Period." The Special Meeting is being called, in part, in order that you have the opportunity to vote on the Interim Subadvisory Agreements. If the shareholders do not approve the Interim Subadvisory Agreement applicable to any Portfolio of the Fund, the Manager will assume responsibility for the management of the assets of that Portfolio during the remainder of the Interim Period for such Portfolio, if any.

  AMP, Henderson and the Subadviser have obtained an order from the Securities and Exchange Commission (the "Order") permitting the implementation, prior to obtaining shareholder approval, of each of the Interim Subadvisory Agreements for a period of not more than 150 days beginning on the Assignment Date and continuing through the date on which such Interim Subadvisory Agreement is approved or disapproved by the applicable Portfolio's shareholders, but in no event after October 1, 1998. Such 150-day period will end on August 22, 1998. The Interim Period is expected to fall within the period contemplated by the Order. The Order permits the Subadviser to receive all fees earned under the Interim Subadvisory Agreements during the Interim Period, provided that such fees are paid into an interest-bearing escrow account maintained by an unaffiliated escrow agent. The Manager and the Subadviser have entered into escrow agreements with United States Trust Company of New York, as escrow agent (the "Escrow Agent") for this purpose. The escrow arrangements were approved by the Board of Directors at their meeting on March 19, 1998. The Escrow Agent will pay the amounts in the escrow account (including interest) in respect of any Portfolio of the Fund to the Subadviser only after the Interim Subadvisory
Agreement applicable to such Portfolio is approved by the shareholders of that Portfolio. If the shareholders of a Portfolio do not approve the Interim Subadvisory Agreement, the amounts held in escrow in respect of such Agreement will be returned to the Portfolio.

  A copy of each Interim Subadvisory Agreement is set forth as Exhibit A to this Proxy Statement.

  Proposed Subadvisory Agreement. As a result of the AMP transaction and other developments in the asset management businesses conducted by the Manager and by Henderson, the Manager and Henderson have proposed a restructuring of the existing subadvisory arrangements for each Portfolio of the Fund. Henderson and the Manager have proposed that, for each Portfolio of the Fund, all responsibilities in respect of such Portfolio's international investments that are currently undertaken by the Subadviser pursuant to the Interim Subadvisory Agreements be assumed by Henderson Investment Management Limited (the "New Subadviser"), a wholly owned subsidiary of Henderson that has applied for registration as an investment adviser under the Investment Advisers Act of 1940, pursuant to a new subadvisory agreement relating to all Portfolios (the "Proposed Subadvisory Agreement"). On April 30, 1998, the Directors of the Fund unanimously approved the Proposed Subadvisory Agreement in respect of each Portfolio and recommended that the shareholders approve it. A description of the terms of the Proposed Subadvisory Agreement, and the factors considered by the Directors in approving it, is set forth below. The Proposed

Subadvisory Agreement provides for a different structure for fees payable by the Manager to the New Subadviser, but it would not result in any change in the aggregate fees payable by any Portfolio. If the Proposed Subadvisory Agreement is approved in respect of a Portfolio, it will take effect with respect to that Portfolio on the day after the date of approval by the Portfolio (the "Restructuring Date") and the Interim Subadvisory Agreement in respect of such Portfolio will terminate on the Restructuring Date. Since the Special Meeting of Shareholders is to be held on June 30, 1998, the Restructuring Date for each Portfolio is expected to be July 1, 1998, subject to the effectiveness of the New Subadviser's registration as an investment adviser.

  A copy of the Proposed Subadvisory Agreement is set forth as Exhibit B to this Proxy Statement.

TERMS OF THE ORIGINAL SUBADVISORY AGREEMENTS

  Under each Original Subadvisory Agreement, the Subadviser, at its expense and subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Portfolio of the Fund set forth in the Fund's Prospectus, provided the Portfolio with investment management services, including investment research, advice and supervision. The Original Subadvisory Agreements related to all assets of a Portfolio, including investments in securities of U.S. as well as foreign issuers. The Subadviser determined which securities were to be purchased or sold by the Portfolio, made purchases and sales of securities on behalf of the Portfolio and determined how any rights of the Portfolio were to be exercised. The Subadviser did not perform any non-advisory services under the Original Subadvisory Agreements.

  The Original Subadvisory Agreements provided that they would continue in effect from year to year if such continuance were approved in the manner required by the 1940 Act, and if the Subadviser had not notified the Manager at least 60 days prior to an anniversary date that it did not desire such continuance. The Original Subadvisory Agreements were terminable by the Fund, without penalty, on 60 days' written notice to the Subadviser and provided for automatic termination in the event of their assignment or upon termination of the Management Agreement.

  The Original Subadvisory Agreement relating to each Portfolio provided for a fee in respect of each such Portfolio, calculated daily and paid monthly, equal to 0.90 percent per annum of the average daily net assets of that Portfolio. The Management Agreement provides for a fee in respect of each Portfolio of the Fund, calculated daily and paid monthly, equal to 1.00 percent per annum of the average daily net assets of that Portfolio. The aggregate subadvisory fees paid by the Manager to the Subadviser pursuant to the Original Subadvisory Agreements during the year ended Decem-ber 31, 1997 in respect of each Portfolio were as follows: International Port-folio: $28,721; Global Growth Opportunities Portfolio: $11,265; Global Smaller Companies Portfolio: $168,952; and Global Technology Portfolio: $7,951.

TERMS OF THE INTERIM SUBADVISORY AGREEMENTS

  Each Interim Subadvisory Agreement is identical in all respects to the Original Subadvisory Agreement for the corresponding Portfolio of the Fund except as to its commencement date and termination date. The Interim Subadvisory Agreements commenced on the Assignment Date and provide by their terms that they will continue in effect until December 31, 1998, and thereafter from year to year if such continuance is specifically approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance. (As discussed above, however, if the Proposed Subadvisory Agreement is approved by shareholders, it is contemplated that the Interim Subadvisory Agreements will terminate on the Restructuring Date.)

TERMS OF THE PROPOSED SUBADVISORY AGREEMENT

  Under the Proposed Subadvisory Agreement, the New Subadviser, which is a wholly owned subsidiary of Henderson, would agree to furnish to the Manager and the Fund such investment advice, research and assistance as the Manager or the Fund from time to time reasonably requests with respect to the Portfolios. The New Subadviser's responsibilities would include (1) participating in the development of each Portfolio's overall investment strategy and in the determination of country allocations and sector and industry weightings; (2) providing investment advice and research with respect to each Portfolio's existing and potential investments in securities of non-U.S. issuers, including company visits and meetings with management; (3) determining securities for investment; (4) selecting brokers; and (5) causing the execution of trades, including foreign exchange dealings. The Proposed Subadvisory Agreement would also require the New Subadviser to make available representatives to report to the Board of Directors of the Fund in person on at least a semi-annual basis, and to provide such reports and other information as the Manager or the Board may reasonably request.

  Under the Proposed Subadvisory Agreement, the New Subadviser will not have ultimate responsibility for portfolio accounting and pricing (although it is specifically required to assist in the pricing of assets under its supervision which cannot be readily priced), as such services are generally provided by the Fund's recordkeeping agent under the supervision of the Manager. However, the New Subadviser would be responsible for co-ordinating custody matters with the Fund's custodians in respect of the Fund's assets under the supervision of the New Subadviser. The Management Agreement with respect to the Fund provides that the Manager continues to have responsibility for investment management services provided by any subadviser to the Fund and, in particular, that in the event a subadviser ceases to provide any of the investment management services identified in the Management Agreement, such services must be provided by the Manager or by some other form of arrangement approved by the Fund. Accordingly, the Manager will be responsible for any investment management services that it does not request the New Subadviser to provide under the Proposed Subadvisory Agreement, including services with respect to the U.S. assets of the Fund that are currently provided by the Subadviser.

  The form of the Proposed Subadvisory Agreement, which would replace the Interim Subadvisory Agreements, is set forth as Exhibit B to this Proxy Statement.

  The Proposed Subadvisory Agreement provides that it will continue in effect with respect to each Portfolio of the Fund until December 31, 1999 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the New Subadviser has not notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance with respect to any Portfolio. The Proposed Subadvisory Agreement is terminable by the Fund with respect to any Portfolio, without penalty, on 60 days' written notice to the New Subadviser and will terminate automatically in the event of its assignment or upon termination of the Management Agreement.

  The Proposed Subadvisory Agreement would apply on a Portfolio-by-Portfolio basis, and the New Subadviser's fee for each Portfolio would be calculated on the basis of the assets of such Portfolio. The Proposed Subadvisory Agreement provides that the Manager will pay to the New Subadviser for its services a monthly fee calculated at an annual rate of 0.50% of the average monthly assets under the New Subadviser's supervision. Average monthly assets will be determined for any month by taking the average of the assets (adjusted to add receivables for assets sold and deduct payables for assets purchased) under the New Subadviser's supervision as of (i) the opening of business on the first day of such month and (ii) the close of business on the last day of such month. The subadvisory fee is payable by the Manager from its own management fee, and the change in the subadvisory fee rate contemplated by the Proposed Subadvisory Agreement will have no effect on the fees payable by any Portfolio of the Fund.

SUMMARY OF PRINCIPAL DIFFERENCES BETWEEN AGREEMENTS

  The principal differences between the Original Subadvisory Agreements and the Interim Subadvisory Agreements, on the one hand, and the Proposed Subadvisory Agreement, on the other, are the substitution of the New Subadviser for the Subadviser, the revised fee structure and the allocation of responsibilities and scope of services to be provided. In addition, the Proposed Subadvisory Agreement provides that the New Subadviser shall be subject to a higher standard of care (negligence) as compared with the Original Subadvisory Agreements and the Interim

Subadvisory Agreements (gross negligence). As discussed above, the Subadviser is a 50-50 joint venture between the Manager and Henderson, while the New Subadviser is a wholly owned subsidiary of Henderson. The Subadviser comprises personnel from both the Manager and Henderson and provides advice on a global basis, whereas the personnel of the New Subadviser will be drawn exclusively from Henderson and will provide advice principally with respect to non-U.S. investments, with the Manager assuming responsibility for the Fund's U.S. investments. The change in ownership structure also means that the Manager will have no share in the profits or losses of the New Subadviser.

  The Subadviser currently receives a fee equal to 0.90% per annum of the average daily net assets of each Portfolio. Under the Proposed Subadvisory Agreement, the New Subadviser would receive 0.50% of the average monthly assets of each Portfolio under its supervision. Because the ownership structure is different, the fee rates are different, and the fee under the Proposed
Subadvisory Agreement would be calculated on the basis of assets under the Subadviser's supervision (which will be non-U.S. assets) rather than all net assets of a Portfolio, the fees that will be earned by the New Subadviser are not directly comparable with those earned by the Subadviser under the current arrangements. The Portfolios of the Fund invest in foreign assets to significantly different degrees. As a practical matter, International Portfolio invests solely in foreign assets; Global Growth Opportunities Portfolio invests principally in foreign assets; and Global Smaller Companies Portfolio and Global Technology Portfolio tend to invest approximately equally in U.S. and foreign assets. The split between U.S. and non-U.S. assets in the Portfolios that invest in both types of assets fluctuates over time. Such split is determined by the Subadviser under the Interim Subadvisory Agreements, and would be determined by the Manager under the Proposed Subadvisory Agreement. In addition, in considering whether to vote in favor of the Proposed Subadvisory Agreement, it is important to remember that the subadvisory fee is payable by the Manager from its own management fee, and approval of the Proposed Subadvisory Agreement will have no effect on the fees payable by any Portfolio of the Fund.

  The Proposed Subadvisory Agreement provides that the New Subadvisor would provide the Manager and the Fund with such investment advice, research and assistance as the Manager or the Fund shall from time to time reasonably request with respect to the Portfolios. This differs from the arrangements provided for under the Original Subadvisory Agreements and the Interim Subadvisory Agreements, reflecting the greater role of the Manager. The proposed fee to be paid to the New Subadviser under the Proposed Subadvisory Agreement also differs from the fee paid under the Original Subadvisory Agreements and Interim Subadvisory Agreements, which contemplate that the Subadviser will provide all investment advisory services required by the Fund, as described in the preceding paragraph.

  If the Proposed Subadvisory Agreement is approved by shareholders, the Manager and the New Subadviser intend to enter into a separate agreement that provides, among other things, for the payment by the Manager of specified amounts to the New Subadviser in the event that the Proposed Subadvisory Agreement is terminated. Under such agreement, if the Manager terminates the Proposed Subadvisory Agreement prior to June 30, 2001 (other than as a result of a material breach by the New Subadviser of its obligations thereunder or a request by the New Subadviser to terminate the Proposed Subadvisory Agreement), the Manager will make payments to the New Subadviser in respect of each Portfolio as to which the New Subadvisory Agreement is cancelled in the following amounts:
International Portfolio: $24,000; Global Smaller Companies Portfolio: $27,000; Global Technology Portfolio: $5,000; Global Growth Opportunities Portfolio:
$11,000. Additionally, if such termination occurs prior to December 31, 1999, the Manager will also pay to the New Subadviser an amount equal to the fees that the New Subadviser would have earned under the Proposed Subadvisory Agreement from the date of termination through December 31, 1999, calculated on the assumption that the Fund's assets under the New Subadviser's supervision are equal throughout such period to their value on the date of termination. These payments would be made by the Manager from its own resources and not by any Portfolio of the Fund or its shareholders. The agreement between the Manager and the New Subadviser also provides that the Manager may change the name of the Portfolios and that Henderson has the right to remove its name from the names of the Portfolios. Any name change of any Portfolio would require action by the Board of Directors.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

  Interim Subadvisory Agreements. The Directors of the Fund met on February 12, March 5, and March 19, 1998 to evaluate the transaction between Henderson and AMP and its expected effect on the Subadviser and the services the Subadviser provides to each Portfolio of the Fund. At these meetings, the Board of Directors considered various matters in determining to approve the Interim Subadvisory Agreements and recommend them to the shareholders. Senior representatives of AMP, Henderson, the Manager and the Subadviser provided the Directors with detailed information about the expected effect of the Acquisition on the Subadviser. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

  The Directors had evaluated the Original Subadvisory Agreements in November 1997 in connection with their annual determination as to their continuance, as required by the 1940 Act. The factors that were considered in November 1997 included principles established by judicial decisions; the amount of the subadvisory fees paid by the Portfolios of the Fund; the services provided by the Subadviser, its past performance and the quality of its personnel; the portfolio transaction allocation policies followed;  portfolio turnover  information;  the non-advisory  services provided to the Fund; the expenses borne by the Fund and the Subadviser; comparisons with other funds; the profitability of the contracts to the
Subadviser; the standards of care required by the Original Subadvisory Agreements; the services offered and fees charged by other investment advisers and subadvisers; and the financial stability of the Subadviser. In their evaluation of the Interim Subadvisory Agreements in February and March 1998, the Directors reviewed these considerations in light of the proposed Acquisition, drawing on their knowledge of the operations and competence of Henderson and the Subadviser gained as a result of serving as Directors of the other investment companies in the Seligman Group.

  The Directors also specifically considered the anticipated impact of the Acquisition on each Portfolio of the Fund and other factors related to the Acquisition, including:

  . The effect on the Subadviser's provision of investment subadvisory serv-ices, including such matters as any plans for changes in investment ad-visory personnel and the levels of research and technical support avail-able to such persons, and the impact of the planned combination of the asset management businesses of AMP and Henderson. In this regard, the Directors considered the possible beneficial effect of the significantly enhanced financial resources of Henderson after the Acquisition and the fact that the combined entity would have more assets under management than Henderson alone before the Acquisition. The Directors also consid-ered information concerning AMP and AMP's current asset management busi-ness, as well as AMP's plans for the future. Representatives of AMP and Henderson advised the Directors that the Acquisition would not result in any reduction in the quality of services now provided to the Fund and that they did not expect the change in control of Henderson to result in any material changes in the manner in which the Subadviser renders serv-ices to the Fund. The AMP and Henderson representatives also stated that neither the Acquisition nor any ancillary transactions would have any adverse effect on the Subadviser's ability to fulfill its obligations under the Interim Subadvisory Agreements or to operate its business in a manner consistent with past business practice.

  . The effects of the Acquisition on the Manager's relationship with Hen-derson and the Subadviser over the near and longer term and the implications for the Subadviser's capabilities and relationships with the Fund.

  . The arrangements pursuant to which the current professionals and managers of Henderson that are involved with the Subadviser would be induced to remain with the new organization and the effects of the Acquisition on such persons and the other officers and employees of Henderson that are involved with the Subadviser.

  . The nature, extent and quality of the management and administrative services currently provided by the Subadviser, the Manager and other service providers to the Fund and the expected impact, if any, of the Acquisition on such services.

  . The current and prospective financial condition and stability of the combined AMP/Henderson asset management entity after the Acquisition.

  . Any advantages or disadvantages to the Fund or any of its Portfolios in remaining one of the investment companies subadvised by the Subadviser (giving effect to the changes that might result from the Acquisition).

  . The fact that Henderson and the Manager agreed to bear the Fund's costs of obtaining director and shareholder approval of the Interim Subadvisory Agreements.

  . The possible impact of the Acquisition on the information regularly provided to the Directors, including information about the profitability of the Fund to the Subadviser.

  . The Manager's representation to the Board that the Acquisition would not create an undue burden on the Fund or its shareholders under Section 15(f) of the 1940 Act. In addition, 75 percent of the members of the Board are currently not interested persons of the Subadviser.

  . An undertaking by the Subadviser to continue to provide subadvisory services on an interim basis in the event shareholder approval of the Interim Subadvisory Agreements is not obtained within the time period provided by the Order.

  . Current developments in the investment company and investment advisory industries.

  After careful consideration, the Directors unanimously approved the Interim Subadvisory Agreements and recommended that the shareholders of each Portfolio of the Fund approve the Interim Subadvisory Agreement applicable to such Portfolio.

  Proposed Subadvisory Agreement. The Directors of the Fund met on April 30, 1998 to evaluate the Proposed Subadvisory Agreement with respect to each Portfolio of the Fund. At this meeting, the Board of Directors considered various matters in determining to approve the Proposed Subadvisory Agreement and recommend it to the shareholders. Senior representatives of Henderson, the Manager and the New Subadviser provided the Directors with detailed information in connection with the approval of the Proposed Subadvisory Agreement. The Fund's legal counsel advised the Board of Directors on the nature of the matters to be considered and the standards to be used by the Board of Directors in reaching its decision.

  In their evaluation of the Proposed Subadvisory Agreement on April 30, 1998, the Directors reviewed considerations substantially similar to those set forth above in "Factors Considered by the Board of Directors--Interim Subadvisory Agreements," as they related to the Proposed

Subadvisory Agreement. In addition, the Directors considered the following ad-ditional factors specifically relating to the Proposed Subadvisory Agreement:

  . The fees payable under the Proposed Subadvisory Agreement, and the relationship of such fees, among other things, to the services anticipated to be provided by the New Subadviser and the Manager.

  . The business arrangements between the Manager and the New Subadviser described above and the potential impact on the Portfolios in the event of the removal of the Henderson name from the Portfolios' names.

  . The proposed allocation of responsibilities and scope of services to be provided by the Manager and the New Subadviser.

  . The fairness and reasonableness of the subadvisory fees under the Proposed Subadvisory Agreement and the management fees under the Management Agreements, in light of the Proposed Subadvisory Agreement, including that the portion of the management fees to be retained by the Manager is justified by the level, nature and quality of services provided, expectations of the Manager's future activities, and the anticipated profitability to the Manager of the fee allocation.

  The Directors reviewed the considerations mentioned above, drawing on their knowledge gained as a result of serving on the Board of the Fund and other investment companies in the Seligman Group, with respect to the operations and competence of Henderson generally, and particularly, the competence of the investment management and other personnel of the Subadviser who are expected to continue providing services to the Fund through their affiliation with the New Subadviser.

  After careful consideration, the Directors unanimously approved the Proposed Subadvisory Agreement and recommended that the shareholders of each Portfolio approve the Proposed Subadvisory Agreement in respect of such Portfolio.

  The affirmative vote of a majority of the outstanding voting securities of each Portfolio is required for the adoption of each of Proposal 1 and Proposal 2 with respect to such Portfolio. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

  If Proposal 1 is approved by the shareholders of each Portfolio at the Meeting, the Subadviser's activities pursuant to the Interim Subadvisory Agreements since the Assignment Date will be approved and the Escrow Agent will pay the amounts held in the escrow account to the Subadviser. The Interim Subadvisory Agreements will continue in effect until December 31, 1998, and thereafter from year to year if such continuance is specifically approved in the manner required by the 1940 Act, and if the Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance, unless Proposal 2 is also approved by the shareholders at the Meeting. If Proposal 1 is not approved by the shareholders of any Portfolio, the Escrow Agent will pay the amounts held in the escrow account to the applicable Portfolio of the Fund.

  If Proposal 2 is approved by the shareholders of each Portfolio at the Meeting, the Interim Subadvisory Agreements will continue in effect until the Restructuring Date. On the Restructuring Date, the Proposed Subadvisory Agreement will take effect, and it will continue in effect until December 31, 1999, and thereafter from year to year if such continuance is specifically approved in the manner required by the 1940 Act, and if the New Subadviser shall not have notified the Manager at least 60 days prior to an anniversary date that it does not desire such continuance with respect to any Portfolio.

  If Proposal 1 and Proposal 2 are not approved by the shareholders of any Portfolio, the Manager will assume all responsibilities currently undertaken by the Subadviser in respect of such Portfolio and the Directors will consider whether any additional action should be taken.

       YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1 AND FOR PROPOSAL 2.

ADDITIONAL INFORMATION CONCERNING THE SUBADVISER AND THE NEW SUBADVISER

  The principal executive officer of the Subadviser is Rodney G.D. Smith. The Subadviser is governed by a Management Committee comprised of the following individuals:

        NAME                            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 Iain                C. Clark Chief  Investment  Officer of the  Subadviser  and
                     Director of Henderson  International Limited;  Director and
                     Senior  Portfolio   Manager  of  Henderson  plc;  and  Vice
                     President,    Secretary    and   Treasurer   of   Henderson
                     International, Inc.
 Dugald M. Eadie     Managing Director of Henderson plc and Director of
                     Henderson Administration Limited
 Mark J. Lund        President of Henderson International, Inc. and Director of
                     Henderson plc
 Richard R. Schmaltz Director of the Fund and Director and Managing Director,
                     Director of Investments of the Manager
  Rodney G.D. Smith Chief Executive Officer of the Subadviser and Director and
                     Managing Director of the Manager
 David F. Stein      Director and Vice Chairman of the Manager
 Brian T. Zino       Director and President of the Fund and the Manager

  The address of Messrs. Clark, Eadie and Lund is 3 Finsbury Avenue, London EC2M 2PA, England. The address of Messrs. Schmaltz, Smith, Stein and Zino is 100 Park Avenue, New York, New York 10017.

  William C. Morris owns a majority of the outstanding voting securities of the Manager. Accordingly, under the applicable provisions of the 1940 Act, Mr. Morris is a control person of the Manager. Because the Manager owns a 50% in-terest in the Subadviser, Mr. Morris may also be deemed to own indirectly a material interest in the Subadviser. Messrs. Richard R. Schmaltz and Brian T. Zino are also a shareholders of the Manager.

  As of January 1, 1997, Richard R. Schmaltz bought 500 Class A common shares and 500 Class B common shares of the Manager from the Manager, each at a price of $230.60 per share. As of January 1, 1998, Mr. Schmaltz bought 500 Class A common shares and 1,000 Class B common shares of the Manager from the Manager, each at a price of $239.48 per share.

  Additionally, Lawrence P. Vogel, Vice President of the Fund, is Treasurer of the Subadviser; and Frank J. Nasta, Secretary of the Fund, is Secretary of the Subadviser.

  During the fiscal year ended December 31, 1997, no commissions were paid by the Fund to any broker affiliated with the Subadviser.

  The principal executive officer of the New Subadviser is Dugald M. Eadie. The New Subadviser is governed by a Management Committee comprised of the fol-lowing individuals:

         NAME                           PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
 George Ian Buckley   Director of Asset Management at Henderson plc and
                      Director of the New Subadviser
 Iain                 C. Clark Chief  Investment  Officer of the  Subadviser and
                      Director of Henderson International Limited;  Director and
                      Senior  Portfolio  Manager  of  Henderson  plc;  and  Vice
                      President,    Secretary   and   Treasurer   of   Henderson
                      International, Inc.
 Dugald M. Eadie      Managing Director of Henderson plc and Director of
                        Henderson Administration Limited
 Mark J. Lund         President of Henderson International, Inc. and Director
                      of Henderson plc
 Anthony C. J. Solway Director of Administration of Henderson plc and Director
                      of the New Subadviser

          NAME                            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
 Michael H. Robinson    Director of Human Resources of Henderson plc and
                         Director of the New Subadviser
 Mark V. Phythian-Adams Director of Legal Counsel of Henderson plc and Director
                        of the New Subadviser
 Peter Thomas Johnson   Director of Finance of Henderson plc and Director of
                        the New Subadviser

  The address of Messrs. Buckley, Solway, Robinson, Phythian-Adams and Johnson is 3 Finsbury Avenue, London EC2M 2PA, England.

  Additionally, Michael D. Hooper, Director of Compliance of Henderson Invest-ors Limited, is Director of Compliance of the New Subadviser.

                   B. OTHER MATTERS; SHAREHOLDER PROPOSALS.

  The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

  A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                                  C. EXPENSES.

  Henderson and the Manager will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or facsimile by Directors, officers and employees of the Fund, the Manager, Seligman Financial Services, Inc. and Seligman Services, Inc., and persons holding shares in their names or names of their nominees may be reimbursed for their expenses in sending solicitation material to their principals.

                                           By order of the Board of Directors,

                                                  /s/ Frank J. Nasta
                                                      Secretary

                                 ------------

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                    EXHIBIT A

                         INTERIM SUBADVISORY AGREEMENTS

                                                                     EXHIBIT A-1

                (with respect to the International Portfolio*)

                              SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated as of March 30, 1998 between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager") and Seligman Henderson Co., a New York general partnership (the "Subadviser").

  WHEREAS, the Manager has entered into a Management Agreement dated May 1, 1993 (the "Management Agreement") with Seligman Portfolios, Inc. (the "Corporation"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the Seligman Henderson Global Portfolio of the Corporation (the "Portfolio") pursuant to which the Manager will render or contract to obtain as hereinafter provided investment management services to the Portfolio, and to administer the business and other affairs of the Portfolio; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to the Portfolio, and the Subadviser is willing to render such investment management services.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. The Subadviser will provide the Portfolio with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Portfolio, making purchases and sales of securities on behalf of the Portfolio and determining how voting and other rights with respect to securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Corporation and the requirements of the 1940 Act and other applicable law.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.
------------
* Formerly, the International Portfolio was named the Seligman Henderson Global Portfolio.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

  3. COMPENSATION. (a) As compensation for the services performed and the fa-cilities and personnel provided by the Manager pursuant to Section 1, the Man-ager will pay to the Subadviser each month a fee, calculated on each day dur-ing such month, at an annual rate of .90% of the Portfolio's average daily net assets.

  (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Portfolio with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Portfolio with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Portfolio.

  If, in connection with purchases and sales of securities for the Portfolio, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Portfolio of additional compensation to others for consulting services, supplemental research and security and economic analysis.

  5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 1998, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act). This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                      J. & W. SELIGMAN & CO. INCORPORATED

                                      BY_______________________________________


                                      SELIGMAN HENDERSON CO.

                                      BY_______________________________________

                                                                     EXHIBIT A-2

           (with respect to the Global Smaller Companies Portfolio*)

                              SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated as of March 30, 1998 between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the "Manager") and SELIGMAN HENDERSON CO., a New York general partnership (the "Subadviser").

  WHEREAS, the Manager has entered into a Management Agreement dated October 1, 1994 (the "Management Agreement") with Seligman Portfolios, Inc. (the "Corporation"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the Seligman Henderson Global Emerging Companies Portfolio of the Corporation (the "Portfolio"), pursuant to which the Manager will render or contract to obtain as hereinafter provided investment management services to the Portfolio, and to administer the business and other affairs of the Portfolio; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to the Portfolio, and the Subadviser is willing to render such investment management services.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. The Subadviser will provide the Portfolio with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Portfolio, making purchases and sales of securities on behalf of the Portfolio and determining how voting and other rights with respect to securities of the Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Corporation and the requirements of the 1940 Act and other applicable law.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.
------------
* Formerly, the Global Smaller Companies Portfolio was named the Seligman Hen-derson Global Emerging Companies Portfolio.

  3. COMPENSATION. (a) As compensation for the services performed and the fa-cilities and personnel provided by the Manager pursuant to Section 1, the Man-ager will pay to the Subadviser each month a fee, calculated on each day dur-ing such month, at an annual rate of .90% of the Portfolio's average daily net assets.

  (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Portfolio with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Portfolio with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Portfolio.

  If, in connection with purchases and sales of securities for the Portfolio, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Portfolio of additional compensation to others for consulting services, supplemental research and security and economic analysis.

  5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 1998, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act). This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                      J. & W. SELIGMAN & CO. INCORPORATED


                                      BY_______________________________________

                                      SELIGMAN HENDERSON CO.


                                      BY_______________________________________

                                                                     EXHIBIT A-3

   (with respect to the Global Growth Opportunities Portfolio and the Global
                             Technology Portfolio)

                              SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated as of March 30, 1998 between J. & W. SELIGMAN & CO. INCORPORATED, a Delaware Corporation (the "Manager") and SELIGMAN HENDERSON CO., a New York general partnership (the "Subadviser").

  WHEREAS, the Manager has entered into a Management Agreement dated May 1, 1996 (the "Management Agreement") with Seligman Portfolios, Inc. (the "Corporation"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), on behalf of the Seligman Henderson Global Growth Opportunities Portfolio and the Selig- man Henderson Global Technology Portfolio of the Corporation (the "Portfolios"), pursuant to which the Manager will render or contract to obtain as hereinafter provided investment management services to each Portfolio, and to administer the business and other affairs of each Portfolio; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment management services to each Portfolio, and the Subadviser is willing to render such investment management services.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. The Subadviser will provide each Portfolio with investment management services, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Portfolio, making purchases and sales of securities on behalf of each Portfolio and determining how voting and other rights with respect to securities of each Portfolio shall be exercised, subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Corporation and the requirements of the 1940 Act and other applicable law.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

  3. COMPENSATION. (a) As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to Section 1, the Manager will pay to the Subadviser each month a fee, calculated on each day during such month, at an annual rate of .90% of each Portfolios' average daily net assets.

  (b) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Portfolios with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Portfolios that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Portfolios than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Portfolios with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Portfolios.

  If, in connection with purchases and sales of securities for the Portfolios, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Portfolios of additional compensation to others for consulting services, supplemental research and security and economic analysis.

  5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until December 31, 1998, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by the Corporation, on 60 days written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act). The failure of the Board of Directors of the Corporation or holders of securities of one Portfolio to approve the continuance of this Agreement with respect to one Portfolio, shall be without prejudice to the effectiveness of this Agreement with respect to the other Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                     J. & W. SELIGMAN & CO. INCORPORATED

                                     By _______________________________________

                                     SELIGMAN HENDERSON CO.

                                     By _______________________________________

                                    EXHIBIT B

                              SUBADVISORY AGREEMENT

  SUBADVISORY AGREEMENT, dated      , 1998 between J. & W. SELIGMAN & CO. IN-
CORPORATED, a Delaware corporation (the "Manager") and HENDERSON INVESTMENT MANAGEMENT LIMITED (the "Subadviser").

  WHEREAS, the Manager has entered into Management Agreements, dated May 1, 1993, October 1, 1994 and May 1, 1996 (the "Management Agreements"), with Se-ligman Portfolios, Inc. (the "Corporation"), an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which the Manager will render or contract to obtain as hereinafter provided investment management services with respect to the Corporation's Seligman Henderson International Portfolio, Se- ligman Henderson Global Smaller Companies Portfolio, Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio (the "Portfolios"), and to administer the business and other affairs of the Corporation; and

  WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory and other services to the Portfolios, and the Subadviser is willing to render such services, in each case effective July 1, 1998.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

  1. DUTIES OF THE SUBADVISER. Subject in each case to the control of the Board of Directors of the Corporation and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus(es) of the Corporation and the requirements of the 1940 Act, and in conjunction with and under the supervision of the Manager, the Subadviser agrees to furnish the Manager and the Corporation with such investment advice, research and assistance as the Manager or the Corporation shall from time to time reasonably request with respect to the Portfolios. Subject to the foregoing, the Subadviser shall
(i) participate in the development of the Portfo- lios' overall investment strategy, in the determination of country allocations and in the determination of sector and industry weightings, (ii) provide investment advice and research to the Portfolios with respect to existing and potential investments in securities of non-U.S. issuers, including company visits and meetings with management, (iii) determine securities for investment, (iv) select brokers, and
(v) cause the execution of trades, including foreign exchange dealings. The Subadviser will make available representatives to report in person to the Board of Directors at least semi-annu-ally on investment results, regulatory compliance and other matters that the Manager or the Board of Directors may reasonably request. The Subadviser shall also provide such reports and other information to the Manager or the Board of Directors as such persons may reasonably request.

  Portfolio accounting and pricing for the Portfolios will be the ultimate responsibility of a third party accounting agent or administrator; however, in the event that an asset under the supervision of the Subadviser cannot be priced by a pricing source authorized by the Manager, the Subadviser will provide the third party accounting agent or administrator with daily prices for such asset in accordance with the Corporation's pricing procedures. Notwithstanding the foregoing, the Subadviser will be responsible for coordinating work with custodians in respect of assets under the Subadviser's supervision ("Custodians"), including liaising as required with Custodians in respect of trade settlement, safe custody of assets, income collection and the processing of corporate actions. The Subadviser will use all reasonable efforts to monitor the performance of Custodians within the terms of the Corporation's custodian agreements (to the extent such terms are known by the Subadviser or a related entity). With respect to the securities of issuers under the supervision of the Subadviser, the Subadviser shall provide executed trade information to Custodians, third party accounting agents or administrators and/or the Manager, which may be done via computer.

  Subject to Section 36 of the 1940 Act, the Subadviser shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under this Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

  2. EXPENSES. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1.

  3. COMPENSATION. (a) As compensation for the services performed by the Subadviser pursuant to Section 1, the Manager will pay to the Subadviser each month a fee calculated at an annual rate of .50% of the average monthly assets under the Subadviser's supervision.

  (b) Average monthly assets under the Subadviser's supervision shall be determined, for any month, by taking the average of the assets (adjusted to reflect receivables for assets sold and payables for assets purchased) under the Subadviser's supervision as of (i) the opening of business on the first day of such month and (ii) the close of business on the last day of such month.

  (c) If the Subadviser shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

  (d) Any fee payable to the Subadviser under this Agreement shall be paid to the Subadviser or to an affiliate of the Subadviser at an address designated by the Subadviser.

  4. PURCHASE AND SALE OF SECURITIES. The Subadviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Subadviser shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Corporation or as the Board of Directors of the Corporation may direct from time to time. In providing the Corporation with investment management and supervision, it is recognized that the Subadviser will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Subadviser for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the Board of Directors of the Corporation may direct or authorize from time to time.

  Notwithstanding the above, it is understood that it is desirable for the Corporation that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Corporation than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities of the Corporation with such brokers, subject to review by the Corporation's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients as well as the Corporation.

  If, in connection with purchases and sales of securities for the Corporation, the Subadviser may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Subadviser shall, unless otherwise directed by the Board of Directors of the Corporation, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Subadviser pursuant to Section 3 hereof.

  Nothing herein shall prohibit the Board of Directors of the Corporation from approving the payment by the Corporation of additional compensation to others for consulting services, supplemental research and security and economic analysis.

  5. TERM OF AGREEMENT. This Agreement shall become effective July 1, 1998 and shall continue in full force and effect with respect to each Portfolio until December 31, 1999, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time with respect to any Portfolio, without payment of penalty by the Corporation, on 60 days' written notice to the Subadviser by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities (as defined by the 1940 Act) of such Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

  6. AMENDMENTS. This Agreement may be amended by consent of the parties hereto provided that the consent of the Corporation is obtained in accordance with the requirements of the 1940 Act.

  7. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

  IN WITNESS WHEREOF, the Manager and the Subadviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                     J. & W. SELIGMAN & CO. INCORPORATED

                                     By _______________________________________

                                     HENDERSON INVESTMENT MANAGEMENT LIMITED

                                     By _______________________________________

                                    EXHIBIT C

  The table below sets forth the net assets and the subadvisory fees paid by the Manager to the Subadviser for 1997 with respect to each Portfolio of Se- ligman Portfolios, Inc. and the other investment companies which have investment objectives similar to such Portfolios:

                                                  APPROXIMATE          1997
                                                  NET ASSETS       SUBADVISORY
                                                     AS OF          FEE AS A %
                       DECEMBER 31, 1997 OF AVERAGE DAILY
         NAME OF INVESTMENT COMPANY             (000S OMITTED)      NET ASSETS
---------------------------------------------  ----------------- ----------------
Seligman Portfolios, Inc.:
  International Portfolio                              9,182           0.33
  Global Growth Opportunities Portfolio                5,449           0.29
  Global Smaller Companies Portfolio                  20,505           0.84
  Global Technology Portfolio                          3,686           0.30
Seligman Henderson Global Fund Series, Inc.:*
  Seligman Henderson International Fund           $   93,434           0.90%
  Seligman Henderson Emerging Markets Growth
   Fund                                              104,139           1.15
  Seligman Henderson Global Growth
   Opportunities Fund                                192,671           0.90
  Seligman Henderson Global Smaller Companies
   Fund                                            1,052,622           0.90
  Seligman Henderson Global Technology Fund          869,185           0.90

------------
* The net assets and subadvisory fee rates shown above are as of/for the fiscal year ended October 31, 1997.

                   SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO

            SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO

             SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO

                 SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO

                                       OF

                            SELIGMAN PORTFOLIOS, INC.

          Notice of Special Meeting of Shareholders and Proxy Statement



     SELIGMAN PORTFOLIOS, INC.
             Managed by

                LOGO
       J. & W. Seligman & Co.
            incorporated
  investment managers and advisors
          established 1864
100 Park Avenue, New York, NY 10017
       Time: June 30, 1998
              10:00 A.M.

 Place: Grand Hyatt Hotel
   42nd Street and
   Lexington Avenue
   New York, New York 10017
 Please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.


       LOGO                                           SELIGMAN PORTFOLIOS, INC.
                                   Managed by
                                      LOGO
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

PROXY                      Canada  Life of America  Variable Annuity Account 2
           SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of America Variable Annuity Account 2 issued by Canada Life Insurance Company of America, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                       Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.        FOR    AGAINST     ABSTAIN






                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name appears on this proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                        Canada Life of America Variable Annuity Account 2
            SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of America Variable Annuity Account 2 issued by Canada Life Insurance Company of America, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                       Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.          FOR       AGAINST    ABSTAIN






                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name  appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                      Canada Life of America Variable Annuity Account 2
                SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of America Variable Annuity Account 2 issued by Canada Life Insurance Company of America, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                       Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.             FOR    AGAINST   ABSTAIN





                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name  appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                      Canada  Life of America  Variable Annuity Account 2
                  SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of America Variable Annuity Account 2 issued by Canada Life Insurance Company of America, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                       Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.                FOR    AGAINST    ABSTAIN





                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name  appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                        Canada Life of New York Variable Annuity Account 2
                  SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of New York Variable Annuity Account 2 issued by Canada Life Insurance Company of New York, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1.    Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the Portfolio.
      FOR                                 AGAINST           ABSTAIN
  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                      Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.           FOR    AGAINST     ABSTAIN





                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name  appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                        Canada Life of New York Variable Annuity Account 2
            SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of New York Variable Annuity Account 2 issued by Canada Life Insurance Company of New York, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                      Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.             FOR    AGAINST    ABSTAIN





                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name  appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY               Canada  Life  of  New  York  Variable  Annuity  Account  2
             SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of New York Variable Annuity Account 2 issued by Canada Life Insurance Company of New York, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                      Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.             FOR    AGAINST    ABSTAIN





                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name  appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                        Canada Life of New York Variable Annuity Account 2
                SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of New York Variable Annuity Account 2 issued by Canada Life Insurance Company of New York, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                      Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.           FOR    AGAINST    ABSTAIN






                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name  appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                              Canada  Life of  America  Annuity Account 2
                SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of America Annuity Account 2 issued by Canada Life Insurance Company of America, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                      Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.          FOR    AGAINST    ABSTAIN





                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name  appears on this  proxy.
                                                   When  signing   in   a
                                                   representative  capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                              Canada  Life of  America  Annuity Account 2
           SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of America Annuity Account 2 issued by Canada Life Insurance Company of America, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                      Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.             FOR    AGAINST    ABSTAIN






                                                   Dated                 , 1998


                                                   Signature

                                                   Please sign exactly as your
                                                   name appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                              Canada  Life of  America  Annuity Account 3
            SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of America Annuity Account 3 issued by Canada Life Insurance Company of America, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                      Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.                FOR    AGAINST     ABSTAIN





                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors

PROXY                              Canada  Life of  America  Annuity Account 3
                  SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO
                                 a Portfolio of
                            SELIGMAN PORTFOLIOS, INC.
The undersigned, having a voting interest in the above-named Portfolio of SELIGMAN PORTFOLIOS, INC. under the Canada Life of America Annuity Account 3 issued by Canada Life Insurance Company of America, hereby provides instructions as to the casting of votes attributable to the undersigned at the Special Meeting of Shareholders to be held June 30, 1998 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated and on any other business that may properly come before the Meeting.
This Proxy when properly voted will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR all proposals.
------------------------------------------------------------------------------
      The Board of Directors recommends that you vote FOR all Proposals.
------------------------------------------------------------------------------

1. Approval of Interim Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Seligman Henderson Co., effective March 30, 1998, which would result in no change in the aggregate fees payable by the
Portfolio.              FOR               AGAINST          ABSTAIN

  YOUR VOTE IS IMPORTANT. Complete, sign on reverse and return this card as soon as possible.
                      Mark each vote with an X in the box.

2.    Approval of Proposed Subadvisory Agreement between J. & W. Seligman
  & Co. Incorporated and Henderson Investment Management Limited, to take effect July 1, 1998, which would result in no change in the aggregate fees
  payable by the Portfolio.            FOR    AGAINST    ABSTAIN





                                                   Dated                 , 1998


                                                   Signature

                                                   Please  sign  exactly as your
                                                   name  appears on this  proxy.
                                                   When signing in a
                                                   representative capacity,
                                                   please give title.

         This Proxy is solicited on behalf of the Board of Directors